Saturna Investment Trust
Saturna Growth Fund
Saturna International Fund
Saturna Core Fund
Saturna Short-Term Bond Fund
Saturna Bond Income Fund
Saturna Global High Income Fund
Saturna Sustainable Equity Fund
Saturna Sustainable Bond Fund

Supplement Dated December 17, 2025, to the Summary Prospectus, Prospectus, and Statement of Additional Information dated March 31, 2025, as each may be amended and supplemented

I.	Reorganization of Saturna Bond Income Fund, Saturna Short-Term Bond Fund, Saturna Global High Income Fund, and Saturna Sustainable Equity Fund

On December 16, 2025, the Board of Trustees (“Board”) of Saturna Investment Trust (the “Trust), approved the proposed reorganizations of each of the following Target Funds into the corresponding Acquiring Funds (“Reorganizations”).

Target Fund	Acquiring Fund
(1) Saturna Bond Income Fund and Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
(2) Saturna Global High Income Fund	Saturna Core Fund
(3) Saturna Sustainable Equity Fund	Saturna International Fund

The Reorganization of (1) the Bond Income Fund and the Short-Term Bond Fund into the Sustainable Bond Fund, and (2) the Global High Income Fund into the Core Fund will be subject to the approval of shareowners of the respective Target Funds (the “Target Fund Shareowners”) and Target Fund Shareowners will be asked to vote on these Reorganizations at a shareowner meeting that is anticipated to be held on February 27, 2026.

The Reorganization of (3) the Sustainable Equity Fund into the International Fund will occur without shareowner approval, as permitted by the Trust’s Declaration of Trust and Rule 17a-8 under the Investment Company Act of 1940, as amended (“1940 Act”), which governs mergers of affiliated funds.

Subject to shareowner approval, if applicable, each Target Fund will:

(1)
transfer all of its assets to its corresponding Acquiring Fund in exchange solely for shares of its corresponding Acquiring Fund and the corresponding Acquiring Fund’s assumption of the Target Fund’s liabilities, and

(2)	distribute the shares received from each Acquiring Fund pro rata to shareowners of each corresponding Target Fund in liquidation and termination of the Target Fund.

Upon completion of each Reorganization, Target Fund Shareowners will become shareowners of the corresponding Acquiring Fund. Shareowners of each Target Fund will receive shares of the corresponding Acquiring Fund equal in value to the Target Fund shares held by them prior to the Reorganization. The value of the assets of each Fund for purposes of calculating each Fund’s net asset value per share in connection with the Reorganizations will be determined in accordance with the Trust’s normal valuation procedures, which are identical for all the Funds. Each Reorganization is not contingent upon the approval by shareowners of the other Target Funds, and a Reorganization would occur for a Target Fund irrespective of the outcome of the shareowner vote of the other Target Funds.

It is anticipated that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareowners will not recognize any gain or loss in connection with the Reorganizations, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Reorganizations.

You may continue to purchase shares of the Target Funds only through March 2, 2026. Effective March 20, 2026, the Target Funds will no longer accept purchases or exchanges of shares. You may continue to redeem shares of the Target Funds until the day prior to the closing date of the Reorganizations, which is expected to be March 20, 2026.  Additional and important details about the Reorganization of (1) the Bond Income Fund and the Short-Term Bond Fund into the Sustainable Bond Fund, and (2) the Global High Income Fund into the Core Fund will be described in a combined proxy statement/prospectus, which is anticipated to be available in January 2026. Additional and important details about the Reorganization of (3) the Sustainable Equity Fund into the International Fund will be described in a combined information statement/prospectus, which is anticipated to be available in January 2026. The Target Fund Shareowners are urged to carefully read these documents when they become available. In addition, further information about the Acquiring Funds (Sustainable Bond Fund, Core Fund, and International Fund), including their Summary Prospectus, Prospectus, and Statement of Additional Information, can be found on our website at www.saturna.com/resources/literature.

The foregoing disclosure is not intended to solicit a proxy from any Target Fund Shareowner.

II.	Changes to the Saturna Sustainable Bond Fund, Saturna Growth Fund, Saturna International Fund, and Saturna Core Fund

In connection with this approval of the Reorganizations, the Board also approved (A) effective March 30, 2026, changing the Sustainable Bond Fund’s name to “Global Sustainable Bond Fund,” to reflect the Fund’s current global investing approach; (B) effective March 30, 2026, the addition of a principal investment strategy with respect to sustainable investing for the Growth Fund, International Fund, and Core Fund; and (C) effective December 17, 2025, an amendment to the Expense Limitation and Fee Waiver Agreement to add a 0.75% expense cap for Z Class shares of the International Fund. Accordingly, the following changes are made to the Funds’ Summary Prospectus, Prospectus, and Statement of Additional Information, as applicable:

A.	Name Change for Saturna Global Sustainable Bond Fund (formerly Saturna Sustainable Bond Fund)

Effective March 30, 2026, the name of Saturna Sustainable Bond Fund is changed to Saturna Global Sustainable Bond Fund, and all references to Saturna Sustainable Bond Fund are deleted and replaced with Saturna Global Sustainable Bond Fund.

B.	Sustainable Investing Policy for Saturna Growth Fund, Saturna International Fund, and Saturna Core Fund

i.
Effective March 30, 2026, on Page 2 of the Growth Fund’s Summary Prospectus, Page 2 of the International Fund’s Summary Prospectus, and Page 2 of the Core Fund’s Summary Prospectus, the following is added as the second and third paragraphs of the “Principal Investment Strategies” section:

The Fund seeks to invest in issuers that Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”), believes demonstrate sustainable characteristics. The Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. The Adviser employs a fundamental research driven approach to security selection and portfolio construction. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.

The Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

ii.
Effective March 30, 2026, on Page 2 of the Growth Fund’s Summary Prospectus, Page 2 of the International Fund’s Summary Prospectus, and Page 2 of the Core Fund’s Summary Prospectus, the following is added as a new paragraph of the “Principal Risks of Investing” section:

Investment strategy risk: The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

iii.	Effective March 30, 2026, on Page 21 of the Prospectus, the following is added as the final paragraph of the “Principal Investment Strategies” section:

Saturna Growth, Saturna International, and Saturna Core Funds – Sustainable Investing

Each of the Saturna Growth Fund, Saturna International Fund, and Saturna Core Fund seeks to invest in issuers that Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”), believes demonstrate sustainable characteristics. The Adviser believes that companies proactively managing business risks relating to environmental, social, and governance issues make better contributions to the global economy and are more resilient. The Adviser uses negative screening to exclude companies primarily engaged in activities that the Adviser believes present higher risk, including issuers engaged in:

•	Alcohol

•	Tobacco

•	Weapons

•	Gambling

•	Pornography

•	Fossil fuel extraction, production, and refining

The Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust sustainability policies in the areas of the environment, social responsibility, and corporate governance. The Adviser’s proprietary scoring system provides an assessment of how well a company performs relative to a blend of its industry, sector, and country peers in each sustainable category. The Adviser’s sustainability evaluation process assesses issuers’ business models over the long term and considers financial factors such as strong balance sheets, capable management teams with a track record of success, good cash flow, and prospects for sustainable above-average earnings growth. The Adviser also considers sustainability factors such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Adviser seeks to identify issuers that show management stability and diversity, low debt, high-quality operations, and a long-term focus.

iv.
Effective March 30, 2026, on Page 23 of the Prospectus, the following is added as a new section following the “Saturna Growth, Saturna International, Saturna Core, Saturna Global High Income Funds” section:

Saturna Growth, Saturna International, Saturna Core Funds

Sustainable investing risk: Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers which could limit the Fund’s opportunity set compared to funds that do not use sustainability criteria, and the Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Sustainability criteria data, including data obtained from third party providers, may be incomplete, inaccurate, inconsistent, or unavailable, which could adversely affect the analysis of a particular investment. It is possible that the investments identified by the Adviser as being aligned with its sustainability criteria will not perform as expected. The Adviser could sell such positions at a disadvantageous time if an issuer no longer meets the sustainability criteria. While the Adviser’s views on sustainability criteria comport with its sustainable investment principles, investors may differ in their view of sustainability criteria, and thus the Fund may invest in issuers that do not reflect the views of any particular investor. The regulatory landscape with respect to sustainability criteria is still under development. Future regulations could require the Fund to change or adjust its investment process with respect to the sustainability criteria.

C.	Expense Cap for Saturna International Fund

i.	Effective December 17, 2025, on Page 25 of the Prospectus, the paragraph after the chart in “Advisory Fee” section is deleted and replaced with the following:

The investment adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.60% for Saturna Short-Term Bond, 0.65% for Saturna Bond Income, and 0.75% for Saturna Global High Income. The investment adviser has committed through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.75% for Z Class shares of the Saturna International Fund. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

ii.
Effective December 17, 2025, on Page 22 of the Statement of Additional Information, the last paragraph of the “Advisory Fee” section and “Saturna Funds” subsection is deleted and replaced with the following:

The Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding brokerage commissions, taxes, and extraordinary expenses do not exceed 0.60% for Saturna Short-Term Bond, 0.65% for Saturna Bond Income, and 0.75% for Saturna Global High Income. The Adviser has committed through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding brokerage commissions, taxes, and extraordinary expenses do not exceed 0.75% for Z Class shares of Saturna International Fund.

* * * * * *
This Supplement should be read in conjunction with the current Summary Prospectus and Prospectus identified above, each dated March 31, 2025.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.